UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 2, 2023
Date of Report (date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On November 2, 2023, DENTSPLY SIRONA Inc. (the “Company”) issued the attached press release announcing its net sales and earnings for the third quarter ended September 30, 2023. A copy of the Company's press release is being furnished as Exhibit 99.1 hereto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2023, the Company appointed Mr. Brian Gladden to the Board of Directors of the Company (the “Board”), effective January 1, 2024 to fill the vacancy from Mr. Harry M. Jansen Kraemer Jr.’s retirement on December 31, 2023 which was previously disclosed in the Company’s Form 8-K filed on September 29, 2023. Mr. Gladden is currently the Chief Administrative and Chief Financial Officer of Zelis Healthcare Inc (“Zelis”). Before Zelis, Mr. Gladden was an Operating Partner with Bain Capital’s North American Private Equity team. Prior to Bain Capital, Mr. Gladden was Chief Financial Officer at public companies Mondelēz International, Inc. and Dell, Inc. He began his career at General Electric Company, serving for nearly two decades in various senior finance and management positions, including as President and Chief Executive Officer of GE Plastics and divisional Chief Financial Officer roles in the Plastics and Healthcare businesses. Mr. Gladden currently serves as the Chair of the Myasthenia Gravis Foundation of America and as a member of the Advisory Councils for both the Lombardo College of Business at Millersville University and the McCombs School of Business at the University of Texas – Austin. He has a Bachelor of Science in Business Administration and Finance from Millersville University.

The Board has determined that Mr. Gladden qualifies as an independent director for purposes of the rules of The Nasdaq Stock Market as well as applicable rules and regulations adopted by the Securities and Exchange Commission (“SEC”). There are no related person transactions involving Mr. Gladden that would require disclosure under Item 404(a) of Regulation S-K for the last fiscal year and the current fiscal year to date. Mr. Gladden will participate in the same compensation plans as the other non-employee members of the Board, as described under “Directors’ Compensation” in the Company’s definitive proxy statement filed with the SEC on April 14, 2023 for its 2023 annual meeting of stockholders. Mr. Gladden will serve as a member of the Company’s Audit and Finance Committee.

Item 7.01 Regulation FD Disclosure.

As previously announced, the Company made certain changes in the reporting structure for its global business units effective April 1, 2023 which resulted in a change in reportable segments beginning in the second quarter of 2023. The new structure consists of four reportable segments: Connected Technology Solutions, Essential Dental Solutions, Orthodontic and Implant Solutions and Wellspect Healthcare.

The Company previously provided supplemental information to provide investors with historical information consistent with the change in reportable segments for the year ended December 31, 2022, which was furnished as an exhibit to its Current Report on Form 8-K filed on August 2, 2023.

Exhibit 99.2 is being furnished hereto in order to provide incremental unaudited historical information on the basis of the new reportable segments for the previously reported year ended December 31, 2021. The supplemental financial information does not represent a restatement or reissuance of previously issued financial statements, and no changes have been made to the previously provided comparative information for the year ended December 31, 2022.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward Looking Statements

All statements in this Current Report on Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent current expectations and beliefs and no assurance can be given that the results described in such statements will be achieved. Such statements are subject to numerous assumptions, risks, uncertainties and other factors, including those described in the section titled “Risk Factors” in Dentsply Sirona’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and in other documents that we file with the Securities and Exchange Commission. No assurance can be given that any expectation, belief, goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	DENTSPLY SIRONA Inc. Third Quarter earnings release issued November 2, 2023, as referenced in Item 2.02.

99.2	Supplemental unaudited financial data for the year ended December 31, 2022, and 2021, as referenced in Item 7.01.

99.3	DENTSPLY SIRONA Inc. press release, dated November 2, 2023, as referenced in Item 5.02.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DENTSPLY SIRONA Inc.

By:	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig
Senior Vice President, Corporate Development,
General Counsel and Secretary

Date: November 2, 2023